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                                                                    EXHIBIT 10.6
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TBCC


                          Letter of Credit Agreement


Borrowers:     Odetics, Inc., a Delaware corporation
               Odetics ITS, Inc., a California corporation
               Gyyr Incorporated, a California corporation
               Mariner Networks, Inc., a Delaware corporation
               Meyer, Mohaddes Associates, Inc., a California corporation

Address:       1515 S. Manchester
               Anaheim, California  92802

Date:          December 28, 1998


THIS LETTER OF CREDIT AGREEMENT ("Agreement"), dated the above date, is entered into between TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation, ("TBCC") having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 15260 Ventura Blvd., Suite 1240, Sherman Oaks, CA 91403 and the borrower named above ("Borrower"), in connection with the Loan and Security Agreement ("Loan Agreement") between TBCC and Borrower dated December 28, 1998. This Agreement is an integral part of the Loan Agreement, and all of the terms and provisions of the Loan Agreement are incorporated herein by this reference. (Capitalized terms used in this Agreement, which are not defined in this Agreement, shall have the meanings set forth in the Loan Agreement. This Agreement, the Loan Agreement and all other present and future documents instruments and agreements between TBCC and the Borrower are referred to herein collectively as the "Loan Documents.")

  1. Letters of Credit. From time to time, in order to assist Borrower in establishing or opening Letters of Credit (the "LCs") with a bank, trust company or other issuer ("Bank") to cover the purchase of goods or for other purposes, Borrower may request that TBCC provide guarantees of, and/or indemnities with respect to, payment or performance of the LCs and/or any drafts or acceptances thereunder and/or Borrower's obligations in connection therewith (collectively, "Guarantees"). The decision to do so shall be a matter of TBCC's Good Faith business judgment, provided that TBCC shall not be obligated to provide Guarantees with respect to LCs having an expiry date later than 12 months from the date of issuance. In the event TBCC joins in such applications and/or provides Guarantees, the transactions shall be subject to the terms and conditions of this Agreement. The amount, extent, terms and conditions of the LCs and any drafts or acceptance relating thereto, shall in all respects be determined solely by TBCC and shall be subject to change, modification and revision by TBCC at any time and from time to time, in its discretion.

  2. Indemnity. Borrower unconditionally agrees to indemnify, defend and hold TBCC harmless from any and all indebtedness, liabilities, obligations, losses and claims, of every sort whatsoever, however arising, whether present or future, fixed or contingent, due or to become due, paid or incurred, arising, incurred in connection with, or relating to, any LCs, applications for LCs, Guarantees, drafts or acceptances thereunder or LC Collateral (as defined below), including without limitation (i) any and all losses and claims due to any action or omission by any Bank, any errors or omissions of TBCC or any Bank, or otherwise, (ii) all amounts due or which may become due under LCs, or any drafts or acceptances thereunder, (iii) all liabilities and obligations under any steamship or airway guarantees or releases or any Guarantees, (iv) all amounts charged or chargeable to Borrower or to TBCC by any Bank, any other financial institution or any correspondent bank which opens, issues or is involved with the LCs, (v) all other bank charges, and (vi) all fees, commissions, duties, taxes, costs of insurance, and all such other charges and expenses which may pertain either directly or indirectly to any LC, draft, acceptance, or Guarantee or to the goods or documents relating thereto. Borrower's obligation to indemnify TBCC under this Agreement and Borrower's other obligations under this Agreement are referred to herein as the "LC Obligations" (which shall include, without limitation, the aggregate face amounts of all LCs and Guarantees). Borrower's LC Obligations shall not be modified or diminished for any reason or in any manner whatsoever, shall be included in the "Obligations" (as defined in the Loan Agreement), and shall survive termination of the Loan Agreement and any other Loan Document. Without limiting the generality of the

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     TBCC                                       Letter of Credit Agreement
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foregoing, Borrower agrees that any charges made to TBCC by any Bank for
Borrower's account or relating to any LC shall be conclusive on Borrower and may be charged to any of Borrower's Loan accounts with TBCC. TBCC shall have the right, at any time and without notice to Borrower, to charge any of Borrower's Loan accounts with TBCC with the amount of any and all sums due from Borrower to TBCC under this Agreement, and the same shall constitute Loans for all purposes of the Loan Documents and shall bear interest at the rate provided in the Loan Agreement. All sums payable by Borrower to TBCC under this Agreement shall be paid solely in United States dollars.

  3. LC Limits. Without limiting the fact that TBCC's decisions to join in an application for an LC or issue a Guarantee are a matter of its Good Faith business judgment, the total amount of all outstanding LC Obligations shall not at any time exceed $2,000,000 in the aggregate, and if for any reason they do, Borrower shall provide cash collateral to TBCC in an amount equal to the excess, to secure all of the Obligations, and Borrower shall execute and deliver to TBCC a pledge agreement with respect thereto on TBCC's standard form.

  4. Loan Availability Reserve. Without limiting the fact that Loans under the Loan Documents are discretionary on the part of TBCC, the amount of Loans which would otherwise be available to Borrower from time to time under the lending formulas set forth in the Loan Agreement and the other Loan Documents shall be reduced by 100% of the total amount of all LC Obligations from time to time outstanding.

  5. Charges. In addition to any charges, fees or expenses of any Bank or other person in connection with any LC (all of which shall be charged to Borrower's Loan account), TBCC shall be entitled to charge Borrower's Loan account with a fee in an amount equal to four percent (4%) per annum of the amount of all LC Obligations from time to time outstanding, calculated on the basis of a 360-day year for the actual number of days elapsed.

  6. Security. Without limiting the security interests granted in the Loan Documents, Borrower hereby grants TBCC a security interest in the following (the "LC Collateral"), whether now owned or hereafter acquired by Borrower, wherever located, whether in transit or not, to secure all of the Obligations: all bills of lading, shipping documents, documents of title, chattel paper, invoices, cash, checks, drafts, notes, documents, warehouse, shipping and dock receipts, and other title, payment, or other instruments, and instruments, whether negotiable or not, relating to any LC, and all goods and inventory relating thereto in all stages of manufacture, process or production, and all cash and non-cash proceeds and insurance proceeds thereof of whatever sort and however arising. All references in the Loan Agreement to "Collateral" shall, for all purposes, include without limitation the LC Collateral, and all terms and provisions of the Loan Agreement applicable to Collateral shall also apply to the LC Collateral.

  7. Non-Responsibility. TBCC shall not be responsible for: the existence, character, quality, quantity, condition, packing, value or delivery of the goods purporting to be represented by any documents; any difference or variation in the character, quality, quantity, condition, packing, value or delivery of the goods from that expressed in the documents; the validity, sufficiency or genuineness of any documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; the time, place, manner or order in which shipment is made; partial or incomplete shipment, or failure or omission to ship any or all of the goods referred to in the LCs or documents; any deviation from instructions, delay, default, or fraud by the shipper and/or anyone else in connection with the LC Collateral or the shipping thereof; or any breach of contract between the shipper or vendors and Borrower. Furthermore, without being limited by the foregoing, TBCC shall not be responsible for any act or omission with respect to or in connection with any LC Collateral.

  8. TBCC's Authority. Borrower agrees that any action taken by TBCC, if taken in good faith, or any action taken by any Bank, under or in connection with the LCs, the Guarantees, the drafts or acceptances, or the LC Collateral, shall be binding on Borrower and shall not result in any liability of TBCC to Borrower. In furtherance thereof, TBCC shall have the full right and authority to clear and resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or goods; to execute any and all applications for steamship or airway guarantees, indemnities or delivery orders; to grant any extensions of the maturity of, time or payment for, or time of presentation of, any drafts, acceptances, or documents; and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, LCs, drafts or acceptances; all in TBCC's sole name, and the Bank shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from TBCC, all without any notice to or any consent from Borrower.

  9. TBCC's Rights. Any rights, remedies, duties or obligations granted or undertaken by Borrower to any Bank in any application for LCs, or any standing agreement relating to LCs or otherwise, shall be deemed to have been granted to TBCC and apply in all respects to TBCC and shall be in addition to any rights, remedies, duties or obligations contained herein. Borrower hereby agrees that prior to the payment of all Obligations to TBCC, TBCC may be deemed to be the absolute owner of, with unqualified rights to possession and disposition of, all LC Collateral, all of which may be held by TBCC as security as herein provided. Should possession of any LC Collateral be transferred to Borrower, said LC Collateral shall continue to serve as security as herein provided, and any goods or inventory covered hereby may be sold, transferred or disposed of only as permitted by the Loan Documents.

  10. Negative Covenants. Without TBCC's prior written approval, Borrower agrees not to clear or resolve any questions of non-compliance of documents; not to give any instructions as to acceptance or rejection of any documents or goods; not to execute any applications for steamship or airway guarantees, indemnities or delivery orders; not to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents; and not to agree to any amendments, renewals, extensions, modifications, changes

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     TBCC                                       Letter of Credit Agreement
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or cancellations of any of the terms or conditions of any of the applications,
LCs, drafts or acceptances.

  11. Affirmative Covenants. Borrower shall cause: all necessary import, export or other licenses or certificates for the import or handling of the LC Collateral to be promptly procured; all foreign and domestic governmental laws and regulations in regard to the shipment and importation of the LC Collateral, or the financing thereof to be promptly and fully complied with; and any certificates in that regard that TBCC may at any time request to be promptly furnished. In this connection, Borrower warrants and represents to TBCC that all shipments made under the LCs are and shall be in accordance with the governmental laws and regulations of the countries in which the shipments originate and terminate, and shall not be prohibited by any such laws or regulations. Borrower assumes all risk, liability and responsibility for, and agrees to pay and discharge, all present and future local, state, federal or foreign taxes, duties, and levies. Any embargo, restriction, laws, customs or regulations of any country, state, city, or other political subdivision, where the Collateral is or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely Borrower's risk, liability and responsibility.

  12. Termination. Without limiting any of the terms of the Loan Agreement, on the effective date of termination of the Loan Agreement, in addition to paying and performing in full all other Obligations, Borrower shall provide cash collateral to TBCC in an amount equal to 110% of the amount of all LC Obligations, to secure all of the Obligations. Such cash collateral shall be held by TBCC in a cash collateral account which shall be in the name of TBCC and shall be under the sole dominion and control of TBCC. Borrower hereby pledges and grants to TBCC a security interest in all such cash and all interest thereon and proceeds thereof as security for all of the "Obligations" (as defined in the Loan Agreement). Neither Borrower nor any person claiming on behalf or through Borrower shall have any right to withdraw any of the cash collateral. TBCC shall not have an obligation to invest the funds in the cash collateral account or deposit such funds in an interest-bearing account. Borrower shall execute and deliver any documentation relating to the cash collateral as TBCC shall request.

  13. Default. On any failure to pay or perform any Obligation when due, or the occurrence of any other "Event of Default" (as defined in the Loan Agreement), TBCC shall have all of the rights and remedies set forth in the Loan Documents and which it otherwise has under applicable law, and without limiting the generality of the foregoing, TBCC shall have the right to require Borrower to deposit cash collateral with TBCC in an amount equal to 110% of the amount of all LC Obligations, to secure all of the Obligations, and Borrower shall execute and deliver to TBCC a pledge agreement with respect thereto on TBCC's standard form.

  14. Power of Attorney. Without limiting the terms of any of the Loan Documents, Borrower hereby appoints each employee, attorney or agent of TBCC as Borrower's attorney-in-fact, with full power and authority in each of them, at TBCC's option, but without obligation, with or without notice to Borrower, in connection with any LC and any purchase agreement or other document or agreement entered into, or goods delivered, in connection therewith, at Borrower's expense, to do any or all of the following in Borrower's name or otherwise: (i) to sign or endorse all warehouse, shipping, dock or other receipts, letters of credit, notes, acceptances, checks, drafts, money orders and all other evidence of indebtedness, and all financing statements, invoices, trust receipts, bills of lading and other title documents; (ii) to complete any transaction in connection with, arising out of, or which is the subject of any LC or Guarantee, to obtain, execute and deliver all necessary or proper documents in connection therewith and to collect the proceeds thereof; (iii) upon any Event of Default under the Loan Agreement, or this Agreement, to cancel, rescind, terminate, modify, amend, or adjust, in any other way, in whole or in part, any transaction in connection with, arising out of, or which is the subject of any LC or Guarantee; and (iv) to do any and all other acts and things which may be necessary or appropriate in connection with this Agreement or any LC, or any transaction relating thereto, or to enable TBCC to obtain payment of any Obligations. The power of attorney granted hereunder is coupled with an interest and shall be irrevocable until all Obligations have been paid in full.

  15. General. Without limiting any of the other provisions of this Agreement, all of the General Provisions of Section 10 of the Loan Agreement, as well as all other provisions of the Loan Agreement, are hereby incorporated herein by this reference.

  16. Mutual Waiver of Jury Trial. BORROWER AND TBCC EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN TBCC AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF TBCC OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH TBCC OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Borrower:

ODETICS, INC.



By     /s/ Gregory A. Miner
       ------------------------
Title  CFO
       ------------------------

Borrower:

ODETICS ITS, INC.



By     /s/ Gregory A. Miner
       ------------------------
Title  CFO
       ------------------------

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     TBCC                                       Letter of Credit Agreement
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Borrower:

GYYR INCORPORATED



By        /s/ Gregory A. Miner
          -------------------------
Title     CFO
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Borrower:

MARINER NETWORKS, INC.



By        /s/ Gregory A. Miner
          -------------------------
Title     CFO
          -------------------------

Borrower:

MEYER, MOHADDES ASSOCIATES, INC.



By        /s/ Gregory A. Miner
          -------------------------
Title     CFO
          -------------------------



     TBCC:

     TRANSAMERICA BUSINESS CREDIT
     CORPORATION



By             /s/
          -------------------------
Title     Senior VP and General Manager
          -----------------------------

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